SHARE EXCHANGE TRANSACTION	12 Months Ended
Dec. 31, 2013
Share Exchange Transaction [Abstract]
Share Exchange Transaction Disclosure [Text Block]
Note 3 – Share Exchange Transaction

On June 30, 2014, Ticket to See, Inc. (“TTSE”) entered into an Acquisition and Share Exchange Agreement with the Company. Upon the terms and subject to the conditions of the agreement, at the effective date of the share exchange, the Company was merged with and into TSTE, with TSTE continuing as the surviving corporation.

At the closing date, TSTE acquired 100% of the issued and outstanding shares of the Company. At the effective date of the share exchange, each share of the Company's common stock was cancelled and converted automatically into the right to receive common shares of TSTE for an aggregate of 18,245,923 shares common shares of Cell Source Limited, which constituted 78.5% of the post-acquisition outstanding shares of TSTE’s stock at the end of the share exchange. TSTE’s existing shareholders retained a total of 5,000,000 shares of TSTE’s stock, which constituted 21.5% of the post-acquisition outstanding shares of TSTE. Post-acquisition and after share exchange, there was a total of 23,245,923 issued and outstanding shares of TSTE stock, which was recorded as a recapitalization of TSTE.

For accounting purposes, the transaction described above will be treated as a recapitalization of the Company, the accounting acquirer, because the Company shareholders own the majority of TSTE’s outstanding common stock following the transaction and exercise significant influence over the operating and financial policies of the consolidated entity. TSTE was a non-operating company prior to the share exchange. Pursuant to Securities and Exchange Commission rules, the merger or acquisition of a private operating company into a non-operating public company with nominal net assets is considered a capital transaction in substance, rather than a business combination.